EXHIBIT 10.4

                          AG-BAG INTERNATIONAL LIMITED

                           INCENTIVE STOCK OPTION PLAN


                                    ARTICLE 1
                                    ---------

                            ESTABLISHMENT AND PURPOSE

         1.1 Plan
             ----. This Plan, known as the Ag-Bag International Limited Incentive Stock Option Plan, was originally implemented on January 17, 1990 and was amended on July 13, 1991. The Plan is hereby amended a second time effective November 1, 1996.

         1.2 Purpose
             -------. The purpose of the Plan is to give key employees of the Company an opportunity to purchase common Shares of the Company pursuant to options which qualify as "incentive stock options" under Code Section 422. The Plan is adopted in the belief that providing key employees with a stake in the Company's successful operation will act as an incentive to them to expand and improve the profit position of the Company and will materially aid the Company in obtaining and retaining key employees of outstanding ability.


                                    ARTICLE 2
                                    ---------

                                   DEFINITIONS

         2.1 "Board of Directors" shall mean the board of directors of the Company.

         2.2 "Code" shall mean the Internal Revenue Code of 1986, as amended.

         2.3 "Committee" shall mean a committee established by Article 5 to administer the Plan.

         2.4 "Company" shall mean Ag-Bag International Limited, a Delaware corporation, and its Subsidiaries.

         2.5 "Director" shall mean any person serving on the Board of Directors of the Company.

         2.6 "Employee" shall mean any person employed by the Company, either as a Commission Sales Employee or other Employee, including all officers of the Company who performs more than 1,500 hours of service for the Company during the Plan Year.

         2.7 "Fair Market Value" shall have the meaning set forth in Article 8.

         2.8 "Key Employees" shall mean any Employee of the Company who, in the judgment of the Board of Directors or the Committee,

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renders those types of services which tend to contribute materially to the success of the Company or which may reasonably be anticipated to contribute materially to the future success of the Company.

         2.9 "Non-Employee Director" shall mean a Director who:

                           (1)      Is not currently an officer of the
                  Company or a parent or subsidiary of the Company, or otherwise currently employed by the Company or a parent or subsidiary of the Company;

                           (2) Does not receive compensation, either directly or
                  indirectly, from the Company or a parent or subsidiary of the Company, for services rendered as a consultant or in any capacity other than as a Director, except for an amount that does not exceed the dollar amount for which disclosure would be required pursuant to Item 404(a) of Regulation S-K;

                           (3) Does not possess an interest in any other
                  transaction for which disclosure would be required pursuant to
                  Item 404(a) of Regulation S-K; and

                           (4) Is not engaged in a business relationship for
                  which disclosure would be required pursuant to Item 404(b) of Regulation S-K.

         2.10 "Participant" shall mean any Employee eligible to participate in the Plan in accordance with Section 3.1.

         2.11 "Plan" shall mean this Ag-Bag International Limited Incentive Stock Option Plan.

         2.12 "Plan Year" shall mean the twelve (12) month period beginning January 1 and ending December 31.

         2.13 "Shares" shall mean the Common Shares of Ag-Bag International Limited.

         2.14 "Start Date" shall mean the date the option becomes effective as designated by the Board of Directors or the Committee.

         2.15 "Subsidiary" shall mean any corporation in any unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the

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total combined voting power of all classes of stock in one of the other corporations in such chain.


                                    ARTICLE 3
                                    ---------

                           SHARES SUBJECT TO THE PLAN

         3.1 Aggregate Shares Available
             --------------------------. Options may be granted under the Plan to purchase an aggregate of not more than 185,000 shares of the Company, including all options to purchase Shares previously issued under the Plan. Shares subject to the unexercised portion of an expired option which are surrendered or for any other reason cease to be exercisable may again be made subject to option under the Plan.

         3.2 Change in Corporate Structure
             -----------------------------. If there is any change in the Shares through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend or other change in the corporate structure of the Company, appropriate adjustments shall be made by the Board of Directors in the aggregate number of shares subject to the Plan and the number of shares and the price per share subject to outstanding options, to preserve, but not to increase, the benefits of the optionees. If the Company is not the surviving corporation in any merger, consolidation or reorganization, every option outstanding under the Plan shall terminate as of the effective date of such merger, consolidation or reorganization, unless the surviving corporation (subject to applicable provisions of the Code) issues a new option therefor or assumes (with appropriate changes) the existing option.


                                    ARTICLE 4
                                    ---------

                                   ELIGIBILITY

         The Board of Directors or the Committee shall designate those Key Employees of the Company and its Subsidiaries who shall be granted options under the Plan.


                                    ARTICLE 5
                                    ---------

                           ADMINISTRATION OF THE PLAN

         5.1 Board of Directors and Committee
             --------------------------------. The Plan shall be administered by the Board of Directors. The Board of Directors may, by resolution, delegate part or all of its administrative powers with respect to the Plan to a Committee comprised solely of two (2) or more Non-Employee Directors.

         5.2 Duties and Powers
             -----------------. The Board of Directors shall have full power to grant options, construe and interpret the Plan,

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prescribe, amend and rescind rules and regulations relating to the Plan and make all other determinations necessary or advisable for administration of the Plan. The interpretation and construction of the provisions of the Plan and related agreements by the Board of Directors shall be final and conclusive. The Board of Directors may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any related agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect, and it shall be the sole and final judge of such expediency. The Board of Directors shall exercise its powers only in a manner consistent with the treatment of options granted hereunder as "incentive stock options" within the meaning of Code
Section 422. If a Committee is appointed, all decisions, determinations and interpretations of the Committee shall be by a unanimous vote of its members and shall be binding on all optionees.


                                    ARTICLE 6
                                    ---------

                         TERMS AND CONDITIONS OF OPTIONS

         6.1 Written Agreement
             -----------------. Each option granted pursuant to the Plan shall be evidenced by a written agreement executed by the Company and the optionee, which shall be in a form substantially similar to the Stock Option Plan Agreement attached hereto and shall be consistent with the terms of the Plan. The attached Stock Option Plan Agreement, including the terms and conditions attached thereto, are incorporated herein by reference and made a part hereof.

         6.2 Period of Grant
             ---------------. Any options under this Plan must be granted within ten (10) years from the date the Plan was originally adopted (or from the date the Plan is approved by the Shareholders, if earlier).

         6.3 Period of Exercise
             ------------------. An option shall be exercisable only by the optionee during the lifetime of the optionee. The Board of Directors or the Committee shall specify a period during which the option may be exercised (the "Option Period"), which option period shall not extend for more than ten (10) years from the date such option is granted. If at the time such option is granted, the optionee holds more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, such option period shall not extend for more than five (5) years from the date such option is granted.

         6.4 Limit on Options Issued
             -----------------------. The aggregate fair market value (determined pursuant to Article 8 at the time of grant) of all options granted during all years to any one employee which are exercisable for the first time by the employee during any calendar year under all plans of the Company shall not exceed $100,000.


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         6.5 Exercise Price
             --------------. The exercise price of an option shall be not less than the fair market value of the Shares covered by such option on the date such option is granted. However, if at the time an option is granted the optionee holds more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, the purchase price of such option shall be not less than one hundred ten percent (110%) of the fair market value of the Shares covered by such option on the date such option is granted.

         6.6 Assignment
             ----------. Each option granted under the Plan by its terms shall be nonassignable and nontransferable by the optionee, either voluntarily or by operation of law, except by will or by the laws of descent and distribution of the state or country of the optionee's domicile at the time of death and each option by its terms shall be exercisable during the optionee's lifetime only by the optionee.


                                    ARTICLE 7
                                    ---------

                               EXERCISE OF OPTION

         7.1 Terms and Conditions
             --------------------. Upon the exercise of any stock option, the optionee shall comply with the terms and conditions of the Stock Option Plan Agreement.

         7.2 Payment Upon Exercise
             ---------------------. With the consent of the Board of Directors or the Committee, an optionee may request the Company to apply automatically the Shares to be received upon the exercise of a portion of a stock option (even though stock certificates have not yet been issued) to satisfy the purchase price for additional portions of the option. Each optionee who has exercised an option shall immediately upon notification of the amount due, if any, pay to the Company in cash amounts necessary to satisfy any applicable federal, state and local tax withholding requirements. If additional withholding is or becomes required beyond any amount deposited before delivery of the certificates, the optionee shall pay such amount to the Company on demand. If the optionee fails to pay the amount demanded, the Company may withhold that amount from other amounts payable by the Company to the optionee, including salary, subject to applicable law. With the consent of the Board of Directors or the Committee, an optionee may satisfy this obligation, in whole or in part, by having the Company withhold from the shares to be issued upon the exercise that number of shares that would satisfy the withholding amount due or by delivering to the Company common stock to satisfy the withholding amount. Upon the exercise of an option, the number of Shares reserved for issuance under the Plan, shall be reduced by the number of shares issued upon exercise of the option, less the number of shares surrendered in payment of the option exercised or surrendered or withheld to satisfy withholding obligations.

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         7.3 Written Request for Exercise
             ----------------------------. Subject to the limitations stated in
Section 6.3, during the Option Period the Optionee may exercise the Option with respect to all or any part of the Option Shares, by delivering the following to the Company:

                  (a) A written notice in a form acceptable to the Company specifying the number of whole Option Shares being purchased;

                  (b) A check payable to the order of the Company equal to the number of Option Shares being purchased multiplied by the price per Share. Any Shares delivered to the Company shall be free of restrictions other than securities laws restrictions and a right of first refusal on sale or transfer in favor of the Company;

                  (c) A check payable to the order of the Company equal to the amount of any taxes the Company is required by law to withhold with respect to such exercise; and

                  (d) A signed copy of Exhibit "A".

         7.4 Limitations on Exercise
             -----------------------. Notwithstanding any provision of this Section or any other Section of this Agreement to the contrary, following the end of the Option Period the option shall expire and no longer be exercisable. The exercisability of the option during the Option Period shall be further subject to the following limitations:

                  (a) If the optionee's employment with the Company terminates within one (1) year of the Start Date, for any reason, the option shall terminate as of the date of termination of employment.

                  (b) If the optionee's employment is terminated for cause, the option shall terminate as of the date of termination of employment. The optionee's employment shall be deemed to have been terminated for cause if the optionee is determined by the Board of Directors to have committed an act of embezzlement, fraud, dishonesty or deliberate disregard of the rules of the Company which resulted in loss, damage or injury to the Company, or if the optionee makes any unauthorized disclosure of any of the trade secrets or confidential information of the Company, engages in any conduct which constitutes unfair competition with the Company, or induces any customer of the Company to break any contract with the Company.

                  (c) If the optionee's employment with the Company terminates after the first anniversary of the Start Date:

                           (i) For any reason other than cause, disability or
death, the option may be exercised by the optionee, but only to the extent that it was exercisable on the date of termination of employment, until the option terminates at the end of the

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three (3) month period which commences with the date of termination of employment.

                           (ii) Due to the optionee's permanent and total
disability [within the meaning of Code Section 105(c)], the option may be exercised by the optionee, but only to the extent that it was exercisable on the date of termination of employment, until the option terminates at the end of the one (1) year period which commences with the date of termination of employment.

                           (iii) Due to the optionee's death, the option may be
exercised by the optionee's executor or administrator, or by the person or persons to whom the optionee's rights under the option pass by will or by the applicable laws of descent and distribution, but only to the extent that the option was exercisable by the optionee at the time of the optionee's death, until the option terminates at the end of the one (1) year period which commences with the date of death.

                  (d) In the event the Company is not the surviving corporation in any merger, consolidation or reorganization, the option shall terminate as of the effective date of such merger, consolidation or reorganization, unless the surviving corporation issues a substitute option or assumes the option.


                                    ARTICLE 8
                                    ---------

                                FAIR MARKET VALUE

         8.1 For purposes of this Agreement and the Plan, the fair market value of the Company's Shares for a given date shall be deemed to be:

                  (a) The mean between the lowest and highest reported sale prices reported on the principal stock exchange on which the Shares are then listed or admitted to trading on such date or if no sale takes place on such date on such principal stock exchange, then the closing asked price of the Shares on such exchange on such date; or

                  (b) If the Shares are not listed or admitted to trading on a principal stock exchange but a market for the Shares is then being made, the mean between the lowest reported bid price and highest reported asked price for Shares on such date as reported by any publication of general circulation selected by the Board of Directors which regularly reports the market price of the Shares in such market; or

                  (c) If the Shares are not listed or admitted to trading on a principal stock exchange and no market for the Shares is then being made, the latest preceding reported sales price for Shares then known to have resulted from a purchase and sale negotiated in an arm's-length transaction, adjusted as the

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Board of Directors deems appropriate for events occurring subsequent to such sale, or if there is no such transaction, then as determined in good faith by the Board of Directors.


                                    ARTICLE 9
                                    ---------

                                 USE OF PROCEEDS

         Proceeds realized from the sale of Stock upon exercise of options granted under the Plan shall constitute general funds of the Company.


                                   ARTICLE 10
                                   ----------

                            ISSUANCE OF CERTIFICATES

         10.1 Unless the stock is registered under the Securities Act of 1933, all certificates representing any of the Option Shares issued pursuant to this Plan shall have endorsed thereon the following legend, together with any other legends required by applicable state law:

                  The securities represented by this certificate have been acquired for investment and not with a view to or in connection with the sale or distribution thereof. No sale or distribution shall be effected without an effective registration statement related thereof or an opinion of counsel satisfactory to the Company that such registration is not required under the Securities Act of 1933.


                                   ARTICLE 11
                                   ----------

                SUSPENSION, AMENDMENT OR TERMINATION OF THE PLAN

         11.1 Board Authority; Plan Duration
              ------------------------------. Except as provided in Section
11.2, the Board of Directors may suspend, terminate or amend the Plan except with respect to options then outstanding under the Plan. Termination shall not affect any outstanding options. No option may be granted under the Plan during any suspension or after the termination of the Plan. The Plan shall continue in effect until all Shares available for issuance under the Plan have been issued and all restrictions on such Shares have lapsed.

         11.2 Shareholder Approval
              --------------------. No action of the Board of Directors to amend the Plan in any of the following respects shall be effective unless authorized at a meeting of shareholders by the vote of the holders of a majority of all outstanding shares entitled to vote thereon:

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                  (a) To materially increase the maximum number of shares which may be issued under the Plan or to materially modify the requirements as to eligibility for participation in the Plan or to materially increase the benefits accruing to Participants under the Plan; or

                  (b) To make any change in the Plan, the effect of which would be to disqualify options granted under the Plan from favorable tax treatment as "incentive stock options" under the Code.

         11.3 Effect of Amendment
              -------------------. No amendment, suspension or termination of the Plan shall, without the optionee's consent, alter or impair any rights or obligations under any option previously granted under the Plan.


                                   ARTICLE 12
                                   ----------

                            MISCELLANEOUS PROVISIONS

         12.1 No Contractual Relationship
              ---------------------------. The establishment of this Plan shall not be construed as creating any contract of employment between the Company and any Employee. Nothing herein contained shall give any Employee of the Company the right to inspect the books of the Company or to interfere with the right of the Company to discharge any Employee at any time; nor shall it give the Company the right to require any Employee to remain in its employ; nor shall it interfere with any Employee's right to terminate his or her employment at any time.

         12.2 Participant's Rights
              --------------------. No individual shall have any rights or interests in Shares except as expressly set forth herein.

         12.3 Conflict of Laws Provisions
              ---------------------------. This Plan shall be governed by and construed in accordance with the laws (excluding the law of conflict of laws) of the State of Delaware as applied to agreements between Delaware residents entered into and to be performed entirely within Delaware.


                                   ARTICLE 13
                                   ----------

                                CLAIMS PROCEDURE

         13.1 If an Employee is denied all or a portion of an expected benefit under the terms of this Plan for any reason, the Company shall notify the claimant within sixty (60) days of his or her submission of claim, in writing, of allowance or denial of the claim. The notice shall be in writing, sent by mail to the claimant's last known address and must contain the following information:


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                  (a) The specific reasons for the denial;

                  (b) Specific reference to pertinent provisions of this Plan on which the denial is based; and

                  (c) If applicable, a description of any additional information or material necessary to perfect the claim, an explanation of why such information or material is necessary and an explanation of the claims review procedure.

         13.2 Within sixty (60) days of receipt of the claimant's request for review, the Company shall allow or deny the claim. The decision shall be made in writing to the claimant. The decision shall recite the facts and reasons for denial, with specific reference to the pertinent provisions of this Plan.

         13.3 A claimant is entitled to request a review of any denial of his or her claim by the Company. The request for review must be submitted in writing within sixty (60) days of the claimant's receipt of the notice of the denial. Absent a request for review within the 60-day period, the claim will be deemed to be conclusively denied. The claimant or his or her representative shall be entitled to review all pertinent documents and to submit issues and comments in writing.

                                        AG-BAG INTERNATIONAL LIMITED



                                        By: ___________________________________
                                            Larry R. Inman, President


                                        By: ___________________________________
                                            Lou Ann Tucker, Secretary


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                          AG-BAG INTERNATIONAL LIMITED

                         STOCK OPTION PURCHASE AGREEMENT


                  This Agreement, including the attached Terms and Conditions, is made as of ___________________, 19____ (the "Grant Date") by and between Ag-Bag International Limited, a Delaware corporation (the "Company") and:


                  --------------------------------------------
                               (Name) ("Optionee")


                  --------------------------------------------
                                    (Address)

                  --------------------------------------------


                  --------------------------------------------
                            (Social Security Number)


                  Pursuant to the Company's Incentive Stock Option Plan, which is incorporated herein by reference, and subject to the attached Terms and Conditions, the Company hereby grants to the Optionee an option (the "Option") to purchase the number of shares of Common Stock of the Company (the "Option Shares") during the period (the "Option Period") beginning on the start date and ending on the close of business on the expiration date stated below, as follows:

                  "Number of Shares" __________________________________________

                  "Price Per Share"  __________________________________________

                  "Start Date"       __________________________________________

                  "Expiration Date"  __________________________________________

                  The Optionee hereby accepts the Option and acknowledges that the same is subject to the attached Terms and Conditions.

Optionee                                AG-BAG INTERNATIONAL LIMITED


                                        By: ___________________________________



PAGE 1 - STOCK OPTION PURCHASE AGREEMENT, EXHIBIT TO INCENTIVE STOCK OPTION PLAN

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                          AG-BAG INTERNATIONAL LIMITED

                         STOCK OPTION PURCHASE AGREEMENT

                              TERMS AND CONDITIONS

1.       EXERCISE OF OPTION
         ------------------

         Subject to the limitations stated in Section 2, during the Option Period the Optionee may exercise the Option with respect to all or any part of the Option Shares, by delivery of the following to the Company:

                  (a) A written notice in a form acceptable to the Company specifying the number of whole Option Shares being purchased;

                  (b) A check payable to the order of the Company equal to the number of Option Shares being purchased multiplied by the price per Share. Any shares delivered to the Company shall be free of restrictions other than securities laws restrictions and a right of first refusal on sale or transfer in favor of the Company;

                  (c) A check payable to the order of the Company equal to the amount of any taxes the Company is required by law to withhold with respect to such exercise; and

                  (d) A signed copy of Exhibit A.

2.       LIMITATIONS ON EXERCISE
         -----------------------

         Notwithstanding any provision of this Section or any other Section of this Agreement to the contrary, following the end of the Option Period the Option shall expire and no longer be exercisable. The exercisability of the Option during the Option Period shall be further subject to the following limitations:

                  (a) If the Optionee's employment with the Company terminates within one (1) year of the Start Date, for any reason, the Option shall terminate as of the date of termination of employment.

                  (b) If the Optionee's employment is terminated for cause, the Option shall terminate as of the date of termination of employment. The Optionee's employment shall be deemed to have been terminated for cause if the Optionee is determined by the Board of Directors to have committed an act of embezzlement, fraud, dishonesty or deliberate disregard of the rules of the Company which resulted in loss, damage or injury to the Company, or if the Optionee makes any unauthorized disclosure of any of the trade secrets or confidential information of the Company, engages in any conduct which constitutes unfair competition with

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         INCENTIVE STOCK OPTION PLAN
the Company, or induces any customer of the Company to break any contract with the Company.

                  (c) If the Optionee's employment with the Company terminates after the first anniversary of the Start Date:

                           (i) For any reason other than cause, disability or
death, the Option may be exercised by the Optionee, but only to the extent that it was exercisable on the date of termination of employment, until the Option terminates at the end of the three (3) month period which commences with the date of termination of employment.

                           (ii) Due to the Optionee's permanent and total
disability (within the meaning of Section 105(c) of the Internal Revenue Code of 1986, as amended), the Option may be exercised by the Optionee, but only to the extent that it was exercisable on the date of termination of employment, until the Option terminates at the end of the one (1) year period which commences with the date of termination of employment.

                           (iii) Due to the Optionee's death, the Option may be
exercised by the Optionee's executor or administrator, or by the person or persons to whom the Optionee's rights under the Option pass by will or by the applicable laws of descent and distribution, but only to the extent that the Option was exercisable by the Optionee at the time of the Optionee's death, until the Option terminates at the end of the one (1) year period which commences with the date of death.

                  (d) In the event the Company is not the surviving corporation in any merger, consolidation or reorganization, the Option shall terminate as of the effective date of such merger, consolidation or reorganization, unless the surviving corporation issues a substitute option or assumes the Option.

3.       FAIR MARKET VALUE
         -----------------

         For purposes of this Agreement and the Plan, the fair market value of the Company's shares for a given date shall be deemed to be:

                  (a) The mean between the lowest and highest reported sale prices reported on the principal stock exchange on which the Shares are then listed or admitted to trading on such date or if no sale takes place on such date on such principal stock exchange, then the closing asked price of the Shares on such exchange on such date; or

                  (b) If the Shares are not listed or admitted to trading on a principal stock exchange but a market for the Shares is then being made, the mean between the lowest reported bid price and highest reported asked price for Shares on such date as reported by any publication of general circulation selected by

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         INCENTIVE STOCK OPTION PLAN

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the Company which regularly reports the market price of the Shares in such market; or

                  (c) If the Shares are not listed or admitted to trading on a principal stock exchange and no market for the Shares is then being made, the latest preceding reported sales price for Shares then known to have resulted from a purchase and sale negotiated in an arm's-length transaction, adjusted as the Board of Directors deems appropriate for events occurring subsequent to such sale, or if there is no such transaction, then as determined in good faith by the Board of Directors.

4.       CHANGES TO OUTSTANDING SECURITIES
         ---------------------------------

         If there is any conversion or stock split of or stock dividend relative to the Shares, or any merger, consolidation or reorganization of the Company, then any and all new, substituted or additional securities to which Optionee is entitled by reason of Optionee's ownership of the Option Shares shall be adjusted appropriately.

5.       LEGENDS
         -------

         Unless the stock is registered under the Securities Act of 1933, all certificates representing any of the Option Shares shall have endorsed thereon the following legend, together with any other legends required by applicable state law:

                  The securities represented by this certificate have been acquired for investment and not with a view to or in connection with the sale or distribution thereof. No sale or distribution shall be effected without an effective registration statement related thereto or an opinion of counsel satisfactory to the Company that such registration is not required under the Securities Act of 1933.

6.       EMPLOYMENT
         ----------

         This Agreement is not an employment contract. Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company to terminate the Optionee's employment for any reason.

7.       SHAREHOLDER'S RIGHTS
         --------------------

         Neither the Optionee nor any person entitled to exercise the Optionee's rights in the event of the Optionee's death shall have any of the rights of a shareholder with respect to the Option Shares except to the extent the certificates for such shares have been issued upon the exercise of the Option.


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         INCENTIVE STOCK OPTION PLAN

8.       PARENTS AND SUBSIDIARIES
         ------------------------

         For purposes of this Agreement, employment with the Company shall include employment with the parent and any subsidiary of the Company.

9.       FURTHER INSTRUMENTS
         -------------------

         The parties agree to execute such further instruments and to take such further actions as reasonably may be required to carry out the intent of this Agreement.

10.      NOTICES
         -------

         Any notice required or permitted under this Agreement shall be in writing and shall be sent by registered or certified mail, postage prepaid and return receipt requested, addressed to the Company at its principal place of business and to the Optionee at the address shown in this Agreement or at any other address the Optionee indicates by notice to the Company.

11.      ASSIGNABILITY
         -------------

         The options represented by and this agreement itself shall be non-assignable and non-transferable by that optionee, either voluntarily or by operation of law, except by will or by the laws of descent and distribution of the state or country of the optionee's domicile at the time of death. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company and shall be binding upon and inure to the benefit of the Optionee and the Optionee's heirs, executors, administrators, successors and assigns. (To the extent an Assignment is not void.)

12.      ENTIRE AGREEMENT
         ----------------

         This Agreement, including the Plan and the Exhibits, constitutes the entire agreement of the parties with respect to the subject matter hereof. In the event of a conflict between the Plan and this Agreement, the Plan shall prevail.

13.      AMENDMENTS
         ----------

         No representation or promise relating to and no amendment of this Agreement shall be binding unless in writing and signed by all of the parties.

14.      GOVERNING LAW
         -------------

         This Agreement shall be governed by and construed in accordance with the laws (excluding the law of conflict of laws) of the State of Delaware as applied to agreements between Delaware residents entered into and to be performed entirely within Delaware.

PAGE 4 - TERMS AND CONDITIONS OF STOCK OPTION PURCHASE AGREEMENT EXHIBIT TO
         INCENTIVE STOCK OPTION PLAN

                                   EXHIBIT "A"


Ag-Bag International Limited
2320 SE Ag-Bag Lane
Warrenton, Oregon 97146

Gentlemen:

         In connection with the exercise of my Option to purchase Option Shares, as those terms are defined in the Terms and Conditions to which this letter is an exhibit, between Ag-Bag International Limited, a Delaware corporation (the "Company") and me, I hereby agree, represent and warrant as follows:

         1. Purchase Entirely for Own Account
            ---------------------------------. I am purchasing the Option Shares solely for my own account for investment and not with a view to or for sale or distribution of the Option Shares or any portion thereof and not with any present intention of selling, offering to sell, or otherwise disposing of or distributing the Option Shares or any portion thereof.

         2. Information Concerning Company
            ------------------------------. I have had the opportunity to discuss the Company and its plans, operations and financial condition with its officers, and I have received all information which I deem necessary and appropriate to enable me or my professional advisor to evaluate the financial risk inherent in making an investment in the Option Shares.

         3. Economic Risk
            -------------. I realize that my purchase of the Option Shares will be a speculative investment, and I am able, without impairing my financial condition, to hold the Option Shares for an indefinite period of time or to suffer a complete loss on my investment.

         4. Restricted Securities
            ---------------------. The Company has hereby disclosed to me in writing that:

                  (a) The sale of the Option Shares has not been registered under the Securities Act of 1933, as amended (the "Act"), and the Option Shares must be held indefinitely unless a transfer of the Option Shares is subsequently registered under the Act or an exemption from such registration is available;

                  (b) Any share certificates representing the option Shares will be endorsed with the legends restricting transfer specified in the Stock Option and Purchase Agreement; and

                  (c) The Company will make a notation in its records of the restrictions on transfer.

         5. Disposition Under Rule 144
            --------------------------. I understand that the Option Shares are restricted securities within the meaning of Rule 144 promulgated under the Act; that the exemption from

PAGE 1 - EXHIBIT "A" TO INCENTIVE STOCK OPTION PLAN registration provided by Rule 144 will not be available in any event for at least two years from the date of sale of the Option Shares to me, and even then will not be available unless adequate information concerning the Company is then available to the public and other terms and conditions of Rule 144 are complied with; and that any sale of the Option Shares may be made by me only in accordance with such terms and conditions.

                  Without in any way limiting my representations set forth above, I further agree that I will in no event make any disposition of all or any portion of the Option Shares unless and until:

                  (a) There is then in effect a registration statement under the Act and any applicable state securities laws covering such proposed disposition and such disposition is made in accordance with such registration statement; or

                  (b) (i) I have notified the Company of the proposed disposition and have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition; (ii) I have furnished the Company with an opinion of my own counsel to the effect that such disposition will not require registration of such shares under the Act and any applicable state securities laws; and (iii) such opinion of my counsel has been concurred in by counsel for the Company and the Company has advised me of such concurrence.

                  DATED this _____ day of _______________, 19_____.

                                        Very truly yours,


                                        ---------------------------------------



PAGE 2 - EXHIBIT "A" TO INCENTIVE STOCK OPTION PLAN